UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2020

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-06364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 30, 2020, the Board of Directors (the “Board”) of South Jersey Industries, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), which changes were effective immediately upon approval, in order to, among other things:
-
update certain annual meeting of shareholder (the “Annual Meeting”) mechanics to be consistent with best practices of other companies regarding (i) setting the date, who shall preside and how to adjourn such meeting (Section 1.2 and 1.5) and (ii) the notice requirements that a shareholder must adhere to in order to propose an action to be taken or a nominee to be appointed to the Board (Section 1.6);

-	add a process for a shareholder to take an action without holding a formal meeting (Section 1.7);
-	fix a range for the number directors on the Board of the Company (Section 2.1);
-	eliminate the requirement that the chairman of the Board be an ex officio member of each committee of the Board (Section 2.4);
-	provide for the establishment of an Emergency Action Committee of the Board if the Board or the Executive Committee cannot constitute a quorum because of a catastrophic event (Section 2.5); and
-	clarify the information requirements that must be provided by new Board nominees in advance of being formally proposed to be appointed to the Board (Section 2.6).

The Board also made certain technical and conforming amendments to the Amended and Restated Bylaws.

This Item 5.03 is qualified in its entirety by reference to the Amended and Restated Bylaws, which is filed herewith as Exhibit 3.1 and the terms of which are incorporated herein by reference.

Item 9.01 Financial and Exhibits

Exhibit Index

3.1	South Jersey Industries, Inc. By-Laws, effective November 30, 2020
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
SOUTH JERSEY INDUSTRIES, INC.

Date: November 30, 2020	/s/Eric Stein
Eric Stein
Vice President and General Counsel